Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

28. SUBSEQUENT EVENTS

1) Letter of intention with Zhejiang Lixin Enterprise Management Holding Co., Ltd. (“Lixin”)

In January 2019, the Company signed a framework agreement (the “Agreement”) to acquire up to 80.4592% of equity interest in Zhejiang Lixin Enterprise Management Holding Co., Ltd. (“Lixin”), a diversified financial services company which the Company currently holds a 1% equity interest following a transaction completed in the same month.

Pursuant to such framework agreement, the Company will acquire up to 80.4592% of equity interest in Lixin from six selling shareholders of Lixin by issuing new shares and/or using cash on hand.

The proposed transaction is expected to be consummated through multiple closings with the first closing by June 30, 2019, subject to further review and approval of the Company’s Board of Directors and/or shareholders, if needed, as well as other customary closing conditions. There is no guarantee that the transaction contemplated under the framework agreement will be consummated as planned or at all. The Company expects that the acquisition of equity interests in Lixin, if consummated, has the potential of transforming the Company into a profitable and well diversified financial services company with geographical outreach well beyond the Xinjiang Uyghur Autonomous Region.

2) Approval for disposition of Xin Quan

In April 2019, the Board of Directors unanimously approved the disposition of Xin Quan. As of the date of disposition, Xin Quan was not engaged in any operations, nor it had any net assets.